Pro-forma Financial Statements

For the Years Ended December 31, 2011 & 2010

&

For the Quarter Ended

March 31, 2012

Notes to Unaudited Pro Forma Consolidated Financial Statements

On January 15, 2012, Eastgate Acquisitions Corporation, a Nevada corporation (“Eastgate”); and Anna Gluskin, who is the owner of certain patents, executed a Patent Acquisition Agreement (the “Agreement”) by which Eastgate acquired certain products, formulas, processes, proprietary technology and/or patents and patent applications related to pharmaceutical, nutraceutical, food supplements and consumer health products (collectively referred to as the “Products”).  In exchange for the acquired products and technology, Eastgate has agreed to issue at the closing to the seller, Anna Gluskin and/or her assigns, 10 million shares of Eastgate’s authorized, but previously unissued common stock, post-split as discussed below.  The closing of the agreement is contingent upon realizing initial financing of $300,000.

In addition to the 10 million shares of common stock to be issued to the seller, the agreement provides that at the closing, Eastgate will issue 10 million shares of common stock to certain individuals in consideration for services rendered for and monies advanced to Eastgate.  Further, following the closing of the agreement, Eastgate will name at least two new directors to its board of directors, to be designated by the seller and Eastgate’s current management.  It is also anticipated that our corporate name will be changed to a name selected by the board, which name will be intended to reflect the acquisition of Products and our anticipated new business endeavors. The agreement is subject to completion of due diligence and certain other usual conditions.

Pro forma adjustment [1] reflects the issuance of 10,000,000 shares of Eastgate common stock in exchange for the Products recorded at predecessor cost of $-0-.  Pro forma adjustment [2] reflects the issuance of 10,000,000 shares of Eastgate common stock in settlement of the liabilities of Eastgate.

EASTGATE ACQUISITIONS CORPORATION
Proforma Consolidated Balance Sheet
December 31, 2011
	Eastgate				Adjusted
	Acquisitions		Combined	Pro Forma	Pro Forma
	Corporation	Patents	Totals	Adjustments	Totals
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Prepaid expenses	-	-	-	-	-
Inventory	-	-	-	-	-
Total Current Assets	-	-	-	-	-

OTHER ASSETS
Patents	-	-	-	-	-
Total Other Assets	-	-	-	-	-
TOTAL ASSETS	$-	$-	$-	$-	$-

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable and accrued expenses	$12,408	$-	$12,408	$-	$12,408
Related party payable	76,780	-	76,780	(76,780)	-
Total Current Liabilities	89,188	-	89,188	(76,780)	12,408

LONG TERM LIABILITIES
Loans and notes payable	-	-	-	-	-
Long term liabilities	-	-	-	-	-
TOTAL LIABILITIES	89,188	-	89,188	(76,780)	12,408

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock	-	-	-	-	-
Common stock	116	-	116	100	316
Additional paid-in capital	32,084	-	32,084	(100)	108,664
Retained earnings (deficit)	(121,388)	-	(121,388)	-	(121,388)
Total Stockholders' Equity (Deficit)	(89,188)	-	(89,188)	76,780	(12,408)
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$-	$-	$-	$-	$-

EASTGATE ACQUISITIONS CORPORATION
Proforma Consolidated Statements of Operations
December 31, 2011
					Pro-Forma
	Eastgate				Adjusted
	Acquisitions		Combined	Pro Forma	Combined
	Corporation	Patents	Totals	Adjustments	Totals
REVENUES	$-	$-	$-	$-	$-
COST OF SALES	-	-	-	-	-

GROSS PROFIT	-	-	-	-	-

OPERATING EXPENSES

General and administrative	23,943	-	23,943	-	23,943

Total Costs and Expenses	23,943	-	23,943	-	23,943

OPERATING LOSS	(23,943)	-	(23,943)	-	(23,943)

OTHER INCOME (EXPENSE)

Interest expense	(5,977)	-	(5,977)	-	(5,977)

Total Other Income (Expense)	(5,977)	-	(5,977)	-	(5,977)

LOSS BEFORE INCOME TAXES	(29,920)	-	(29,920)	-	(29,920)
PROVISION FOR INCOME TAXES	-	-	-	-	-

NET LOSS	$(29,920)	$-	$(29,920)	$-	$(29,920)

BASIC AND DILUTED LOSS PER SHARE	$(0.00)	$0.00			$(0.00)

WEIGHTED AVERAGE SHARES OUTSTANDING	11,625,000	10,000,000		10,000,000	31,625,000

EASTGATE ACQUISITIONS CORPORATION
Proforma Consolidated Balance Sheet
March 31, 2012
	Eastgate				Adjusted
	Acquisitions		Combined	Pro Forma	Pro Forma
	Corporation	Patents	Totals	Adjustments	Totals
ASSETS
CURRENT ASSETS
Cash	$-	$-	$-	$-	$-
Inventory	-	-	-	-	-
Total Current Assets	-	-	-	-	-

OTHER ASSETS
Patents	-	-	-	-	-
Total Other Assets	-	-	-	-	-
TOTAL ASSETS	$-	$-	$-	$-	$-

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable and accrued expenses	$15,658	$-	$15,658	$-	$15,658
Related party payable	79,267	-	79,267	(79,267)	-
Total Current Liabilities	94,925	-	94,925	(79,267)	15,658

LONG TERM LIABILITIES
Loans and notes payable	-	-	-	-	-
Long term liabilities	-	-	-	-	-
TOTAL LIABILITIES	94,925	-	94,925	(79,267)	15,658

STOCKHOLDERS' EQUITY (DEFICIT)
Preferred stock	-	-	-	-	-
Common stock	116	-	116	100	316
Additional paid-in capital	33,584	-	33,584	(100)	33,484
Retained earnings (deficit)	(128,625)	-	(128,625)	-	(128,625)
Total Stockholders' Equity (Deficit)	(94,925)	-	(94,925)	79,267	(15,658)

TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)	$-	$-	$-	$-	$-

EASTGATE ACQUISITIONS CORPORATION
Proforma Consolidated Statements of Operations
March 31, 2012

					Pro-Forma
	Eastgate				Adjusted
	Acquisitions		Combined	Pro Forma	Combined
	Corporation	Patents	Totals	Adjustments	Totals
REVENUES	$-	$-	$-	$-	$-
COST OF SALES	-	-	-	-	-

GROSS PROFIT	-	-	-	-	-

OPERATING EXPENSES

General and administrative	5,750	-	5,750	-	5,750

Total Costs and Expenses	5,750	-	5,750	-	5,750

OPERATING LOSS	(5,750)	-	(5,750)	-	(5,750)

OTHER INCOME (EXPENSE)

Interest expense	(1,487)	-	(1,487)	-	(1,487)

Total Other Income (Expense)	(1,487)	-	(1,487)	-	(1,487)

LOSS BEFORE INCOME TAXES	(7,237)	-	(7,237)	-	(7,237)
PROVISION FOR INCOME TAXES	-	-	-	-	-

NET LOSS	$(7,237)	$-	$(7,237)	$-	$(7,237)

BASIC AND DILUTED LOSS PER SHARE	$(0.00)	$0.00			$(0.00)

WEIGHTED AVERAGE SHARES OUTSTANDING	11,625,000	10,000,000		10,000,000	31,625,000